SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2004

KRAMONT REALTY TRUST

(Exact name of Registrant as specified in its charter)

Maryland	1-15923	25-6703702
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

580 West Germantown Pike, Plymouth Meeting, PA	19462
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 825-7100

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES

Item 2.02 Results of Operations and Financial Condition.

On November 4, 2004, the Company announced its consolidated financial results for the quarter ended September 30, 2004. A copy of our earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information included in this Current Report on Form 8-K (including exhibit 99.1 hereto) that is furnished pursuant to Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 9.01          Financial Statements and Exhibits.

                    Exhibits

EXHIBIT NO.	DOCUMENT
99.1	Earnings press release dated November 4, 2004 for the quarter ended September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KRAMONT REALTY TRUST (Registrant)
November 9, 2004	/s/ Louis P. Meshon, Sr.
Louis P. Meshon Sr., President

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